      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 2002
                                                      REGISTRATION NO. 333-74274
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                        POST-EFFECTIVE AMENDMENT NO. ONE
                                       TO
                                    FORM SB-2
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                   ----------
                             NORTHWEST ETHANOL, LLC
                 (Name of small business issuer in its charter)


      OHIO                        2869                        34-1946951
(State or other        (Primary Standard Industrial        (I.R.S. Employer
jurisdiction of         Classification Code Number)      Identification Number)
incorporation or
organization)

                                  P.O. BOX 4505
                            SHERWOOD, OHIO 43556-0505
                            TOLL FREE (888) 437-8233
          (Address and telephone number of principal executive offices)


                        STATE ROUTE 18 AND ROSEDALE ROAD
                             HICKSVILLE, OHIO 43526
                            TOLL FREE (888) 437-8233
 (Address and telephone number of principal place of business or intended place of business)


                                  TED W. PENNER
                           101 CLINTON ST., SUITE 1500
                              DEFIANCE, OHIO 43512
                                 (419) 784-9982
            (Name, address and telephone number of agent for service)
                                   ----------

                                   Copies to:
                              Paul N. Edwards, Esq.
                               David M. Kall, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
                  2100 Bank One Center, 600 Superior Avenue, E.
                           Cleveland, Ohio 44114-2653
                                 (216) 348-5400

                                   ----------

     Northwest Ethanol, LLC hereby terminates the offering registered pursuant to this Registration Statement and deregisters all of the limited liability company units previously registered hereby.

                                   SIGNATURES


     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this post-effective amendment number one to the registration statement to be signed on its behalf by the undersigned, in the City of Defiance, State of Ohio, on the 1st of October, 2002.

                          NORTHWEST ETHANOL, LLC
                                      *
                          By:
                             ------------------------------------
                                    William A. Cleland, Jr.
                              President and Chairman of the Board
                                 (Principal Executive Officer)

     In accordance with the requirements of the Securities Act of 1933, this pre-effective amendment number one to the registration statement was signed by the following persons in the capacities and on the dates stated.

                   NAME                                 TITLE                         DATE
--------------------------------------  -----------------------------------  ---------------------

                    *                       Chairman of the Board and          October 1, 2002
                                            President (Principal
------------------------------------        Executive Officer)
         William A. Cleland, Jr.

                                            Secretary and Treasurer            October 1, 2002
                Ted Penner                  (Principal Accounting Officer)
------------------------------------
                Ted Penner

                    *
                                            Vice President and Director        October 1, 2002
------------------------------------
             Eugene Schubert

                    *
                                            Director                           October 1, 2002
------------------------------------
               Lynn Bergman

                    *
                                            Director                           October 1, 2002
------------------------------------
                Gary Mavis

                    *
                                            Director                           October 1, 2002
------------------------------------
               James Joost

                    *
                                            Director                           October 1, 2002
------------------------------------
               Virgil Hoene

                    *
                                            Director                           October 1, 2002
------------------------------------
              Fred Schubert

*By:     Ted W. Penner
         -----------------------------------
         Ted W. Penner, Attorney-in-Fact